UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

CLEARBRIDGE

VARIABLE DIVIDEND

STRATEGY PORTFOLIO

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your insurance company or your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Dividend Strategy Portfolio for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	ClearBridge Variable Dividend Strategy Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks dividend income, growth of dividend income and long-term capital appreciation. Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time. This policy includes companies that we expect to initiate dividend payments within the next 12 to 24 months. We believe that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment.

The Portfolio invests primarily in common stocks. Equity securities in which the Portfolio may invest also include preferred securities, convertible securities, securities of other investment companies and of real estate investment companies (“REITs”), warrants and rights. The Portfolio may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Portfolio may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The Portfolio may invest in issuers of any size.

We, as portfolio managers, look for companies that we believe have assets or earnings power that are either unrecognized or undervalued. We typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. We also look for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders. We may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. We will reassess any company held by the Portfolio that reduces or terminates its dividend payments to determine whether the Portfolio will continue to hold the security.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Equities delivered positive returns during the twelve-month reporting period ended December 31, 2023, with the broad market S&P 500 Indexi advancing 26.29%. The strong performance of artificial intelligence (“AI”) beneficiaries, optimism over an economic soft landing and a dovish pivot by the Federal Reserve Board (the “Fed”) late in the year helped overcome a banking crisis, persistent inflation, higher interest rates and fears of a recession.

Investor enthusiasm about the potential for AI led to outsized returns by the information technology (“IT”) (+60.78%), communication services (+56.38%) and consumer discretionary (+43.22%) sectors, which led the S&P 500 Index. More cyclical sectors such as industrials (+17.65%), financials (+14.75%), real estate (+12.59%) and materials (+12.55%) delivered

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	1

Portfolio overview (cont’d)

positive returns but trailed the market as concerns about an economic slowdown and a slower than expected recovery in China dampened sentiment. Defensive sectors such as utilities (-7.08%), consumer staples (+0.55%) and health care (+2.06%) underperformed amid fervor for AI themes elsewhere in the market and as higher rates pressured income-oriented investments. Health care was also out of favor due to rising health care system costs from increased utilization post-pandemic and fears that GLP-1 medications for diabetes and obesity could negatively impact other therapeutic areas. After leading the market by a wide margin in 2022, the energy sector delivered negative returns (-1.33%) in 2023 as oil and natural gas prices dropped.

In March, markets focused on the U.S. banking system after significant market losses in Silicon Valley Bank’s securities portfolio spurred a run on the bank’s deposits and resulted in the second-largest bank failure in U.S. history. This sparked a crisis of confidence across small and midsize regional banks, as consumers shifted their deposits to larger banks perceived to be more stable. Although contagion concerns had eased by the end of the month, the crisis intensified concern over the probability and severity of a recession, as well as the prospect of tighter lending standards.

With returns earlier in 2023 concentrated in a handful of mega cap companies in the IT, consumer discretionary and communication services sectors, market leadership began to broaden by the beginning of the third quarter as better-than-expected corporate earnings and cooling inflation created a growing chorus for a soft landing for the economy (rather than a recession). This helped provide a bid to smaller and more economically sensitive stocks on the hopes that the Fed would reach its rate hike zenith, or even reduce rates, before the end of the year. However, as the quarter wore on, stubborn inflationary data, continued economic resiliency and surging U.S. Treasury yields pushed out rate cut expectations further into the future. In the fourth quarter, signs of cooling inflation, a slowing labor market and favorable U.S. Treasury auction volumes caused bond yields to plummet, providing a strong bid to equities across the market, in particular more interest-rate sensitive market sectors.

Q. How did we respond to these changing market conditions?

A. Throughout 2023 we took advantage of undue declines in pipelines, utilities and real estate to meaningfully increase our exposure in American Tower, Enbridge, Public Storage (a new position in 2023) and Sempra.

As we have discussed several times over the last few years, rising interest rates present a meaningful headwind to asset values. By increasing the denominator used to discount future cash flows, rising interest rates reduce their present value. This phenomenon reduces the value of all assets, but most severely impacts assets whose value is determined by cash flows far into the future, like high-multiple growth stocks. Along these lines, we meaningfully reduced our exposure to Apple in 2023.

2	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

In the second half of 2023 — as we were selling low-growth, high-multiple stocks and taking advantage of oversold conditions in infrastructure, real estate and utilities — we also found opportunities in overlooked areas of health care. After adding Gilead Sciences in the third quarter, we bought AstraZeneca in the fourth quarter. Each of these stocks present distinct investment cases, but both are reasonably valued and have limited patent expiry or pipeline risk. Gilead’s strength comes from its dominant franchise in HIV medication. It offers lower growth, but it yields nearly 4% and trades at 11x earnings. AstraZeneca possesses a diversified portfolio of pharmaceuticals, which should deliver double-digit earnings growth, yet it trades at just 16x earnings. These stocks were underwritten individually, but collectively we like the idea of increasing our exposure to defensive and growing health care names at below-market multiples.

Also, in communication services, we exited a position in Verizon Communications as we initiated a new position in T-Mobile US, which we believe to be the best-in-class player in the wireless space, delivering the strongest growth with the lowest costs and the best consumer proposition. We believe Verizon’s business remains solid, but financial performance has weakened in recent quarters, and with T-Mobile US’s initiation of a dividend, we consider T-Mobile US the better opportunity.

In energy, with a worsening outlook for natural gas, we reduced our natural gas exposure through trims to Chesapeake Energy and EQT.

Performance review

For the twelve months ended December 31, 2023, Class I shares of ClearBridge Variable Dividend Strategy Portfolio1 returned 14.20%. The Portfolio’s unmanaged benchmark, the S&P 500 Index, returned 26.29% for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
	6 months	12 months
ClearBridge Variable Dividend Strategy Portfolio:
Class I	5.18%	14.20%
Class II	5.10%	14.01%
S&P 500 Index	8.04%	26.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	3

Portfolio overview (cont’d)

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.74% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive returns in nine of eleven economic sectors in which it was invested during the reporting period, with the greatest contribution to returns coming from the IT, financials and materials sectors.

Relative to the benchmark, stock selection in the materials, financials, utilities and energy sectors and an underweight to the health care sector contributed to performance.

In terms of individual Portfolio holdings, leading contributors to performance for the period included Microsoft, Apple, Apollo Global Management, Broadcom and SAP SE.

Q. What were the leading detractors from performance?

A. The health care sector was the main absolute detractor. Relative to the benchmark, stock selection in the industrials, communication services, health care, consumer discretionary and IT sectors, as well as underweights to the IT and consumer discretionary sectors and an energy overweight, detracted from performance.

In terms of individual Portfolio holdings, leading detractors from performance for the period included Pfizer, RTX, Johnson & Johnson, Diageo and Bank of America.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the reporting period, in addition to portfolio activity outlined above, we initiated a new position in Exxon Mobil in the energy sector, Diageo in the consumer staples sector and Capital One Financial in the financials sector. We closed a position in Bank of America in the financials sector.

4	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Thank you for your investment in the ClearBridge Variable Dividend Strategy Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

John Baldi
Portfolio Manager
ClearBridge Investments, LLC

Michael Clarfeld, CFA
Portfolio Manager
ClearBridge Investments, LLC

Peter Vanderlee, CFA
Portfolio Manager
ClearBridge Investments, LLC

January 17, 2024

RISKS: Equity securities are subject to price and market fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	5

Portfolio overview (cont’d)

the issuer of the security or other asset. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2023 were: Microsoft Corp. (5.4%), Apollo Global Management Inc. (4.0%), Comcast Corp., Class A Shares (3.1%), Sempra (3.1%), JPMorgan Chase & Co. (3.1%), Williams Cos. Inc. (2.9%), Enbridge Inc. (2.8%), Linde PLC (2.8%), Becton Dickinson & Co. (2.7%) and Vulcan Materials Co. (2.6%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (17.9%), information technology (16.2%), health care (12.1%), energy (9.0%) and consumer staples (9.0%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

6	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2023 and December 31, 2022. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	5.18%	$1,000.00	$1,051.80	0.75%	$3.88	Class I	5.00%	$1,000.00	$1,021.42	0.75%	$3.82
Class II	5.10	1,000.00	1,051.00	0.90	4.65	Class II	5.00	1,000.00	1,020.67	0.90	4.58

8	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/23	14.20%	14.01%
Five Years Ended 12/31/23	13.52	13.35
Ten Years Ended 12/31/23	10.33	10.17

Cumulative total returns[1]
Class I (12/31/13 through 12/31/23)	167.26%
Class II (12/31/13 through 12/31/23)	163.35

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns.

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

10	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Historical performance

Value of $10,000 invested in

Class II Shares of ClearBridge Variable Dividend Strategy Portfolio vs. S&P 500 Index† — December 2013 - December 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class II shares of ClearBridge Variable Dividend Strategy Portfolio on December 31, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index (the “Index”) is an unmanaged index of the stocks of 500 leading companies and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject the same management and trading expenses as a fund. Please note that an investor cannot invest directly in index.

Prior to May 1, 2015, the Portfolio had a different investment objective and followed different investment strategies under the name “ClearBridge Variable Equity Income Portfolio.”

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	11

Schedule of investments

December 31, 2023

ClearBridge Variable Dividend Strategy Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 98.9%
Communication Services — 5.6%
Entertainment — 0.7%
Walt Disney Co.	32,820	$ 2,963,318
Media — 3.1%
Comcast Corp., Class A Shares	305,570	13,399,244
Wireless Telecommunication Services — 1.8%
T-Mobile US Inc.	47,900	7,679,807
Total Communication Services		24,042,369
Consumer Discretionary — 2.9%
Automobiles — 0.9%
General Motors Co.	111,400	4,001,488
Specialty Retail — 2.0%
Home Depot Inc.	25,010	8,667,216
Total Consumer Discretionary		12,668,704
Consumer Staples — 9.0%
Beverages — 3.3%
Coca-Cola Co.	137,680	8,113,482
Diageo PLC	164,600	5,974,186	(a)
Total Beverages		14,087,668
Food Products — 4.1%
Mondelez International Inc., Class A Shares	125,710	9,105,175
Nestle SA, ADR	72,920	8,431,740
Total Food Products		17,536,915
Household Products — 1.6%
Procter & Gamble Co.	47,920	7,022,197
Total Consumer Staples		38,646,780
Energy — 9.0%
Oil, Gas & Consumable Fuels — 9.0%
Chesapeake Energy Corp.	19,380	1,491,097
Enbridge Inc.	332,329	11,970,491
EQT Corp.	50,630	1,957,356
Exxon Mobil Corp.	41,800	4,179,164
Pioneer Natural Resources Co.	30,190	6,789,127
Williams Cos. Inc.	360,010	12,539,148
Total Energy		38,926,383

See Notes to Financial Statements.

12	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

ClearBridge Variable Dividend Strategy Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Financials — 17.9%
Banks — 4.3%
JPMorgan Chase & Co.	77,610	$13,201,461
PNC Financial Services Group Inc.	33,170	5,136,375
Total Banks		18,337,836
Consumer Finance — 1.5%
Capital One Financial Corp.	48,000	6,293,760
Financial Services — 7.4%
Apollo Global Management Inc.	185,550	17,291,404
Mastercard Inc., Class A Shares	9,940	4,239,509
Visa Inc., Class A Shares	39,790	10,359,327
Total Financial Services		31,890,240
Insurance — 4.7%
American International Group Inc.	58,870	3,988,443
MetLife Inc.	91,296	6,037,404
Travelers Cos. Inc.	54,370	10,356,941
Total Insurance		20,382,788
Total Financials		76,904,624
Health Care — 12.1%
Biotechnology — 1.2%
Gilead Sciences Inc.	62,600	5,071,226
Health Care Equipment & Supplies — 2.7%
Becton Dickinson & Co.	47,780	11,650,197
Health Care Providers & Services — 2.1%
UnitedHealth Group Inc.	17,410	9,165,843
Pharmaceuticals — 6.1%
AstraZeneca PLC	37,600	5,071,861	(a)
Johnson & Johnson	51,140	8,015,683
Merck & Co. Inc.	83,510	9,104,260
Pfizer Inc.	142,310	4,097,105
Total Pharmaceuticals		26,288,909
Total Health Care		52,176,175
Industrials — 7.8%
Aerospace & Defense — 3.0%
Northrop Grumman Corp.	12,270	5,744,078
RTX Corp.	86,024	7,238,059
Total Aerospace & Defense		12,982,137
Air Freight & Logistics — 1.1%
United Parcel Service Inc., Class B Shares	31,040	4,880,419
Commercial Services & Supplies — 1.6%
Waste Management Inc.	37,410	6,700,131

See Notes to Financial Statements.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

ClearBridge Variable Dividend Strategy Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Ground Transportation — 2.1%
Union Pacific Corp.	35,880	$8,812,846
Total Industrials		33,375,533
Information Technology — 16.2%
Communications Equipment — 0.9%
Cisco Systems Inc.	83,080	4,197,202
Semiconductors & Semiconductor Equipment — 4.3%
Broadcom Inc.	7,920	8,840,700
Intel Corp.	132,400	6,653,100
Texas Instruments Inc.	17,420	2,969,413
Total Semiconductors & Semiconductor Equipment		18,463,213
Software — 8.7%
Microsoft Corp.	61,530	23,137,741
Oracle Corp.	64,800	6,831,864
SAP SE, ADR	48,140	7,441,963
Total Software		37,411,568
Technology Hardware, Storage & Peripherals — 2.3%
Apple Inc.	51,046	9,827,886
Total Information Technology		69,899,869
Materials — 8.4%
Chemicals — 4.8%
Linde PLC	29,120	11,959,875
PPG Industries Inc.	60,340	9,023,847
Total Chemicals		20,983,722
Construction Materials — 2.6%
Vulcan Materials Co.	48,870	11,093,979
Metals & Mining — 1.0%
Freeport-McMoRan Inc.	99,740	4,245,932
Total Materials		36,323,633
Real Estate — 5.2%
Residential REITs — 1.8%
AvalonBay Communities Inc.	42,500	7,956,850
Specialized REITs — 3.4%
American Tower Corp.	39,650	8,559,642
Public Storage	19,900	6,069,500
Total Specialized REITs		14,629,142
Total Real Estate		22,585,992
Utilities — 4.8%
Electric Utilities — 1.7%
Edison International	102,502	7,327,868

See Notes to Financial Statements.

14	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

ClearBridge Variable Dividend Strategy Portfolio

(Percentages shown based on Portfolio net assets)

Security		Shares	Value
Multi-Utilities — 3.1%
Sempra		177,720	$13,281,016
Total Utilities			20,608,884
Total Investments before Short-Term Investments (Cost — $221,795,925)			426,158,946

	Rate
Short-Term Investments — 1.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.197%	2,304,500	2,304,500	(b)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.279%	2,304,500	2,304,500	(b)(c)
Total Short-Term Investments (Cost — $4,609,000)			4,609,000
Total Investments — 100.0% (Cost — $226,404,925)			430,767,946
Other Assets in Excess of Liabilities — 0.0%††			50,957
Total Net Assets — 100.0%			$430,818,903

††	Represents less than 0.1%.

(a)	Security is fair valued in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown is one-day yield as of the end of the reporting period.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2023, the total market value of investments in Affiliated Companies was $2,304,500 and the cost was $2,304,500 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	15

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $224,100,425)	$428,463,446
Investments in affiliated securities, at value (Cost — $2,304,500)	2,304,500
Dividends receivable from unaffiliated investments	541,313
Receivable for Portfolio shares sold	11,868
Dividends receivable from affiliated investments	9,144
Prepaid expenses	1,991
Total Assets	431,332,262

Liabilities:
Investment management fee payable	251,832
Payable for Portfolio shares repurchased	128,827
Service and/or distribution fees payable	40,189
Audit and tax fees payable	30,544
Fund accounting fees payable	28,969
Trustees’ fees payable	7,535
Accrued expenses	25,463
Total Liabilities	513,359
Total Net Assets	$430,818,903

Net Assets:
Par value (Note 7)	$210
Paid-in capital in excess of par value	223,029,576
Total distributable earnings (loss)	207,789,117
Total Net Assets	$430,818,903

Net Assets:
Class I	$110,402,274
Class II	$320,416,629

Shares Outstanding:
Class I	5,402,204
Class II	15,592,946

Net Asset Value:
Class I	$20.44
Class II	$20.55

See Notes to Financial Statements.

16	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Dividends from unaffiliated investments	$10,664,481
Dividends from affiliated investments	80,335
Less: Foreign taxes withheld	(228,011)
Total Investment Income	10,516,805

Expenses:
Investment management fee (Note 2)	2,916,242
Service and/or distribution fees (Notes 2 and 5)	773,610
Fund accounting fees	69,740
Legal fees	31,457
Audit and tax fees	30,544
Trustees’ fees	29,851
Shareholder reports	28,621
Commitment fees (Note 9)	3,532
Insurance	2,982
Custody fees	1,304
Transfer agent fees (Notes 2 and 5)	959
Interest expense	373
Miscellaneous expenses	6,402
Total Expenses	3,895,617
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(310,818)
Net Expenses	3,584,799
Net Investment Income	6,932,006

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	34,732,837
Foreign currency transactions	(13,367)
Net Realized Gain	34,719,470
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	13,336,677
Net Gain on Investments and Foreign Currency Transactions	48,056,147
Increase in Net Assets From Operations	$54,988,153

See Notes to Financial Statements.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2023	2022

Operations:
Net investment income	$6,932,006	$8,597,738
Net realized gain	34,719,470	56,653,321
Change in net unrealized appreciation (depreciation)	13,336,677	(110,448,517)
Increase (Decrease) in Net Assets From Operations	54,988,153	(45,197,458)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(67,450,538)	(42,932,541)
Decrease in Net Assets From Distributions to Shareholders	(67,450,538)	(42,932,541)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	20,055,229	50,291,482
Reinvestment of distributions	67,450,538	42,932,541
Cost of shares repurchased	(57,739,465)	(150,782,557)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	29,766,302	(57,558,534)
Increase (Decrease) in Net Assets	17,303,917	(145,688,533)

Net Assets:
Beginning of year	413,514,986	559,203,519
End of year	$430,818,903	$413,514,986

See Notes to Financial Statements.

18	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.18	$25.62	$22.10	$21.00	$17.47

Income (loss) from operations:
Net investment income	0.38	0.44	0.30	0.30	0.32
Net realized and unrealized gain (loss)	2.44	(2.54)	5.57	1.27	5.13
Total income (loss) from operations	2.82	(2.10)	5.87	1.57	5.45

Less distributions from:
Net investment income	(0.46)	(0.33)	(0.39)	(0.29)	(0.31)
Net realized gains	(3.10)	(2.01)	(1.96)	(0.18)	(1.61)
Total distributions	(3.56)	(2.34)	(2.35)	(0.47)	(1.92)

Net asset value, end of year	$20.44	$21.18	$25.62	$22.10	$21.00
Total return[2]	14.20%	(8.10)%	26.80%	7.67%	31.59%

Net assets, end of year (millions)	$110	$107	$122	$110	$118

Ratios to average net assets:
Gross expenses	0.75%	0.74%	0.75%	0.76%	0.75%
Net expenses[3,4]	0.75	0.74	0.75	0.76	0.75
Net investment income	1.78	1.89	1.20	1.50	1.58

Portfolio turnover rate	16%	15%	10%	13%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

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Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2023	2022	2021	2020	2019

Net asset value, beginning of year	$21.28	$25.72	$22.18	$21.08	$17.53

Income (loss) from operations:
Net investment income	0.35	0.40	0.26	0.27	0.29
Net realized and unrealized gain (loss)	2.45	(2.54)	5.59	1.27	5.15
Total income (loss) from operations	2.80	(2.14)	5.85	1.54	5.44

Less distributions from:
Net investment income	(0.43)	(0.29)	(0.35)	(0.26)	(0.28)
Net realized gains	(3.10)	(2.01)	(1.96)	(0.18)	(1.61)
Total distributions	(3.53)	(2.30)	(2.31)	(0.44)	(1.89)

Net asset value, end of year	$20.55	$21.28	$25.72	$22.18	$21.08
Total return[2]	14.01%	(8.23)%	26.61%	7.50%	31.41%

Net assets, end of year (millions)	$320	$306	$437	$374	$363

Ratios to average net assets:
Gross expenses	1.00%	0.99%	0.99%	1.01%	1.00%
Net expenses[3,4]	0.90	0.89	0.89	0.91	0.90
Net investment income	1.63	1.72	1.06	1.35	1.43

Portfolio turnover rate	16%	15%	10%	13%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Dividend Strategy Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. This may include using an independent third

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	21

Notes to financial statements (cont’d)

party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

22	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Staples	$32,672,594	$5,974,186	—	$38,646,780
Health Care	47,104,314	5,071,861	—	52,176,175
Other Common Stocks	335,335,991	—	—	335,335,991
Total Long-Term Investments	415,112,899	11,046,047	—	426,158,946
Short-Term Investments†	4,609,000	—	—	4,609,000
Total Investments	$419,721,899	$11,046,047	—	$430,767,946

*

As a result of the fair value pricing procedures for international equities utilized by the Portfolio, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Portfolio’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	23

Notes to financial statements (cont’d)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

24	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Portfolio had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. FTFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	25

Notes to financial statements (cont’d)

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

FTFA provides administrative and certain oversight services to the Portfolio. FTFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, FTFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, FTFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by FTFA.

As a result of expense limitation arrangements between the Portfolio and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.80% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $310,818, which included an affiliated money market fund waiver of $1,374.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Each class of shares of the Portfolio pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor

26	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Portfolio incurred transfer agent fees as reported on the Statement of Operations, of which $678 was earned by Investor Services.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$67,130,049
Sales	99,168,328

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$228,570,492	$206,154,236	$(3,956,782)	$202,197,454

4. Derivative instruments and hedging activities

During the year ended December 31, 2023, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees
Class I	—	$514
Class II	$773,610	445
Total	$773,610	$959

†

During the year ended December 31, 2023, Franklin Distributors voluntarily waived a portion of its distribution fees equal to 0.10% of the daily net assets of the Class II shares of the Portfolio, resulting in a waiver of $309,444. The service and/or distribution fees waiver can be terminated at any time.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	27

Notes to financial statements (cont’d)

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$353
Class II	310,465
Total	$310,818

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net Investment Income:
Class I	$2,256,602	$1,554,788
Class II	6,043,414	3,945,231
Total	$8,300,016	$5,500,019

Net Realized Gains:
Class I	$15,277,447	$9,403,765
Class II	43,873,075	28,028,757
Total	$59,150,522	$37,432,522

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	559,202	$11,882,994	1,330,139	$31,563,299
Shares issued on reinvestment	865,305	17,534,049	513,260	10,958,553
Shares repurchased	(1,075,026)	(22,738,187)	(1,543,687)	(36,163,101)
Net increase	349,481	$6,678,856	299,712	$6,358,751

Class II
Shares sold	383,912	$8,172,235	791,135	$18,728,183
Shares issued on reinvestment	2,451,353	49,916,489	1,491,160	31,973,988
Shares repurchased	(1,642,367)	(35,001,278)	(4,891,206)	(114,619,456)
Net increase (decrease)	1,192,898	$23,087,446	(2,608,911)	$(63,917,285)

28	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate Value at December 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$634,929	$28,057,022	28,057,022	$26,387,451	26,387,451

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$80,335	—	$2,304,500

9. Redemption facility

The Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2023.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	29

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$8,792,790	$8,065,992
Net long-term capital gains	58,657,748	34,866,549
Total distributions paid	$67,450,538	$42,932,541

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,504,597
Undistributed long-term capital gains — net	4,132,071
Total undistributed earnings	$5,636,668
Other book/tax temporary differences(a)	(45,005)
Unrealized appreciation (depreciation)(b)	202,197,454
Total distributable earnings (loss) — net	$207,789,117

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

30	ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Dividend Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Dividend Strategy Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Dividend Strategy Portfolio 2023 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Dividend Strategy Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

32	ClearBridge Variable Dividend Strategy Portfolio

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

ClearBridge Variable Dividend Strategy Portfolio	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

34	ClearBridge Variable Dividend Strategy Portfolio

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Dividend Strategy Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

36	ClearBridge Variable Dividend Strategy Portfolio

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

ClearBridge Variable Dividend Strategy Portfolio	37

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$58,657,748
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$8,477,326

38	ClearBridge Variable Dividend Strategy Portfolio

ClearBridge

Variable Dividend Strategy Portfolio

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W.Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Dividend Strategy Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Dividend Strategy Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Dividend Strategy Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010727 2/24 SR24-4821

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $349,206 in December 31, 2022 and $349,206 in December 31, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $149,250 in December 31, 2022 and $149,250 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2022 and $0 in December 31, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $785,604 in December 31, 2022 and $799,106 in December 31, 2023.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

* Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 20, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 20, 2024